{SHIP GRAPHIC} VANGUARD(R)

Vanguard(R) Target Retirement Funds

Supplement to the prospectus dated June 7, 2006

Temporary Cash Management Strategy
To put cash flow to work as soon as possible and thereby capture as much of the equity market's return as possible, each Target Retirement Fund reserves the right to invest in Vanguard Total Stock Market VIPERs(R), Vanguard European VIPERs, Vanguard Pacific VIPERs, and Vanguard Emerging Markets VIPERs (each provides returns similar to the returns of its corresponding market segment). The Funds' advisor may purchase VIPERs when large cash inflows come into a Fund too late in the day to invest the cash, on a same-day basis, in shares of the underlying Vanguard funds that serve as the Fund's primary investments. These cash-flow situations will arise infrequently, and the period of holding the VIPERs will be short--in most cases, one day. (Vanguard does not receive duplicate management fees when Fund assets are invested in VIPERs.)




(C)2006 The Vanguard Group, Inc.  All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PSA308 062006